EGA FRONTIER DIVERSIFIED CORE FUND

Supplement dated September 11, 2015 to the Prospectus and Statement of Additional Information dated July 29, 2015 for EGA Frontier Diversified Core Fund (the “Fund”).

The Board of Trustees (the “Board”) of the Fund has approved a Plan of Liquidation for the Fund.  Board has determined that closing and liquidating the Fund pursuant to the Plan of Liquidation is in the best interests of the Fund’s shareholders.  The Board also authorized that the Plan of Liquidation be submitted to the shareholders of the Fund for approval by written consent. A proxy statement describing the Plan of Liquidation and the written consent is expected to be available on or about September 21, 2015.  Shareholders are encouraged to consult the the proxy statement in considering whether to execute the written consent.

If the Plan of Liquidation is approved, the Fund will undertake the process of closing down and liquidating its portfolio.  This process will result in the Fund not operating consistent with its investment objective and strategies.